UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2019

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House 12 Crow Lane, Pembroke Bermuda		HM 19
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 295-4513

Not Applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

On March 22, 2019, RenaissanceRe Holdings Ltd. (“RenaissanceRe” or the “Company”) caused its wholly owned subsidiary RenaissanceRe Specialty Holdings (UK) Limited (the “Acquiring Entity”) to complete its purchase of all of the share capital of Tokio Millennium Re AG (“TMR AG”) and Tokio Millennium Re (UK) Limited (“TMR UK” and, together with TMR AG and their respective subsidiaries, the “TMR Group”) for the aggregate consideration set forth in the TMR Stock Purchase Agreement (as defined below) (the “TMR Stock Purchase”) pursuant to the Stock Purchase Agreement, dated October 30, 2018 (the “TMR Stock Purchase Agreement”), by and among RenaissanceRe, Tokio Marine & Nichido Fire Insurance Co., Ltd. (“Tokio”), and, solely with respect to Section 5.14 and Article XI thereof, Tokio Marine Holdings, Inc. (the “Tokio Parent”).

Item 1.01.	Entry into a Material Definitive Agreement.

On March 22, 2019, TMR AG and TMR UK entered into that certain Reserve Development Agreement with Tokio (the “Reserve Development Agreement”). Pursuant to the Reserve Development Agreement, TMR AG and TMR UK will cede to Tokio and Tokio will indemnify and reimburse TMR AG and TMR UK for substantially all of TMR AG’s and TMR UK’s stated reserves on March 22, 2019 including unearned premium reserves, subject to the terms and conditions of the Reserve Development Agreement.

Also on March 22, 2019, TMR AG entered into that certain Retrocession Agreement with Tokio (the “Retrocession Agreement”). The Retrocession Agreement covers liabilities ceded to Tokio under the stop loss reinsurance contracts listed or to be listed therein as provided by TMR AG related to TMR AG’s third party capital business.

The foregoing summary of the Reserve Development Agreement is not complete and is qualified in its entirety by reference to the Reserve Development Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The foregoing summary of the Retrocession Agreement is not complete and is qualified in its entirety by reference to the Retrocession Agreement, which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 22, 2019, the TMR Stock Purchase was consummated in accordance with the terms of the TMR Stock Purchase Agreement. As partial consideration for the TMR Stock Purchase, the Company issued and the Acquiring Entity transferred 1,739,071 Common Shares of the Company to Tokio.

The foregoing summary of the TMR Stock Purchase Agreement is not complete and is qualified in its entirety by reference to the TMR Stock Purchase Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K, filed on November 5, 2018, and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities of the Company.

Pursuant to the terms of the TMR Stock Purchase Agreement and in connection with the TMR Stock Purchase, Common Shares of the Company were issued and transferred to Tokio. The number of shares issued, the nature of the transaction and the nature and amount of consideration received by the Company and the Acquiring Entity are described in Item 2.01 of this Current Report on Form 8-K, which is incorporated by reference into this Item 3.02. The Common Shares of the Company issued in connection with the TMR Stock Purchase were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D and Rule 506 promulgated thereunder.

Item 7.01	Regulation FD Disclosure

On March 22, 2019, the Company issued a press release announcing the closing of the TMR Stock Purchase. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01. The information in Item 7.01 of this Form 8-K and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by this Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1+	Stock Purchase Agreement, dated as of October 30, 2018, by and among Tokio Marine & Nichido Fire Insurance Co., Ltd., Tokio Marine Holdings, Inc., and RenaissanceRe Holdings Ltd., including the exhibits thereto.

10.1*	Reserve Development Agreement, dated as of March 22, 2019, by and between Tokio Millennium Re AG, and Tokio Millennium Re (UK) Limited and Tokio Marine & Nichido Fire Insurance Co., Ltd.

10.2*	Retrocession Agreement, dated as of March 22, 2019, by and between Tokio Millennium Re AG and Tokio Marine & Nichido Fire Insurance Co., Ltd.

99.1	Press release dated March 22, 2019.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.
+	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on November 5, 2018.

Cautionary Statement Regarding Forward Looking Statements

Any forward-looking statements made in this Form 8-K reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to numerous factors that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements, including the following: risks that the TMR Stock Purchase disrupts or distracts from current plans and operations; the ability to recognize the benefits of the TMR Stock Purchase; the amount of the costs, fees, expenses and charges related to the TMR Stock Purchase; the frequency and severity of catastrophic and other events that the Company covers; the effectiveness of the Company’s claims and claim expense reserving process; the Company’s ability to maintain its financial strength ratings; the effect of climate change on the Company’s business; collection on claimed retrocessional coverage, and new retrocessional reinsurance being available on acceptable terms and providing the coverage that we intended to obtain; the effects of U.S. tax reform legislation and possible future tax reform legislation and regulations, including changes to the tax treatment of the Company’s shareholders or investors in the Company’s joint ventures or other entities the Company manages; the effect of emerging claims and coverage issues; continued soft reinsurance underwriting market conditions; the Company’s reliance on a small and decreasing number of reinsurance brokers and other distribution services for the preponderance of its revenue; the Company’s exposure to credit loss from counterparties in the normal course of business; the effect of continued challenging economic conditions throughout the world; a contention by the Internal Revenue Service that Renaissance Reinsurance Ltd., or any of the Company’s other Bermuda subsidiaries, is subject to taxation in the U.S.; the success of any of the Company’s strategic investments or acquisitions, including the Company’s ability to manage its operations as its product and geographical diversity increases; the Company’s ability to retain key senior officers and to attract or retain the executives and employees necessary to manage its business; the performance of the Company’s investment portfolio; losses that the Company could face from terrorism, political unrest or war; the effect of cybersecurity risks, including technology breaches or failure on the Company’s business; the Company’s ability to successfully implement its business strategies and initiatives; the Company’s ability to determine the impairments taken on investments; the effect of inflation; the ability of the Company’s ceding companies and delegated authority counterparties to accurately assess the risks they underwrite; the effect of operational risks, including system or human failures; the Company’s ability to effectively manage capital on behalf of investors in joint ventures or other entities it manages; foreign currency exchange rate fluctuations; the Company’s ability to raise capital if necessary; the Company’s ability to comply with covenants in its debt agreements; changes to the regulatory systems under which the Company operates, including as a result of increased global regulation of the insurance and reinsurance industry; changes in Bermuda laws and regulations and the political environment in Bermuda; the Company’s dependence on the ability of its operating subsidiaries to declare and pay dividends; aspects of the Company’s corporate structure that may discourage third-party takeovers or other transactions; the cyclical nature of the reinsurance and insurance industries; adverse legislative developments that reduce the size of the private markets the Company serves or impede their future growth; consolidation of competitors, customers and insurance and reinsurance brokers; the effect on the Company’s business of the highly competitive nature of its industry, including the effect of new entrants to, competing products for and consolidation in the (re)insurance industry; other political, regulatory or industry initiatives adversely impacting the Company; the Company’s ability to comply with sanctions and foreign corrupt practices laws with respect to its international operations; increasing barriers to free trade and the free flow of capital; international restrictions on the writing of reinsurance by foreign companies and government intervention in the natural catastrophe market; the effect of Organisation for Economic Cooperation and Development or European Union (“EU”) measures to increase the Company’s taxes and reporting requirements; the effect of the vote by the U.K. to leave the EU; changes in regulatory regimes and accounting rules that may impact financial results irrespective of business operations; the Company’s need to make many estimates and judgments in the preparation of its financial statements; and other factors affecting future results disclosed in RenaissanceRe’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: March 22, 2019	By:	/s/ Stephen H. Weinstein
	Name:	Stephen H. Weinstein
	Title:	Senior Vice President, Group General Counsel & Corporate Secretary